United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2019

America First Multifamily Investors, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-24843	47-0810385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400

Omaha, Nebraska 68102

(Address of principal executive offices)

(402) 444-1630

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

America First Capital Associates Limited Partnership Two, a Delaware limited partnership (the “General Partner”) is the general partner of the registrant, America First Multifamily Investors, L.P., a Delaware limited partnership (the “Partnership”).  As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 30, 2019, Burlington Capital LLC, a Delaware limited liability company (“Burlington”), Burlington Capital Structured Finance, LLC, a Delaware limited liability company (“BCSF,” and collectively with Burlington, the “Sellers”), Greystone AF Manager LLC, a Delaware limited liability company (“Greystone Manager”), and Greystone AF Holdings LLC, a Delaware limited liability company (“Greystone Holdings,” and collectively with Greystone Manager, “Greystone”), entered into a Partnership Interest Purchase Agreement (the “Purchase Agreement”) on August 29, 2019 pursuant to which Greystone agreed to acquire all of the issued and outstanding general and limited partnership interests in the General Partner from Burlington and BCSF for $80,000,000 in cash (the “Purchase Price”), subject to adjustment pursuant to the terms of the Purchase Agreement (the “Transaction”).  The Transaction closed on September 10, 2019 (the “Closing Date”), and on that date the General Partner became a wholly-owned subsidiary of Greystone.  Neither the Partnership nor any of the equity interests in the Partnership were sold, disposed of, or otherwise transferred pursuant to the Purchase Agreement or any of the transactions contemplated by the Purchase Agreement.  After the Closing Date, the General Partner remains the sole general partner of the Partnership.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement (including the exhibits thereto), a copy of which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on August 30, 2019, which is incorporated by reference herein.

Item 5.01  Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Upon the closing of the Transaction, Greystone acquired all of the issued and outstanding general and limited partnership interests in the General Partner and assumed control of the General Partner from Burlington, which resulted in a change in control of the Partnership.  Greystone used a combination of cash-on-hand and borrowings under a secured credit facility provided by Mizuho Capital Markets LLC to fund the payment of the Purchase Price.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

Effective upon the closing of the Transaction and as required by the Purchase Agreement, the members of the Board of Managers of Burlington (the “Burlington Board”), namely Michael B. Yanney, Lisa Y. Roskens, William S. Carter, Walter K. Griffith, Patrick J. Jung, Michael O. Johanns, George H. Krauss, and Gail Walling Yanney, resigned their roles with respect to the Partnership, including in their capacities as the equivalent of directors of the Partnership (including any chairman capacities), and, as to Messrs. Griffith, Jung, and Johanns, as members of the Audit Committee of the Board.

Director Appointments

In addition, Greystone LB Holdings LLC, in its capacity as the sole member of Greystone Manager, appointed Jeffrey M. Baevsky, Drew C. Fletcher, Walter K. Griffith, Steven C. Lilly, William P. Mando, Jr., Curtis A. Pollock, and Stephen Rosenberg (collectively, the “New Managers”) as members of the Board of Managers of Greystone Manager (the “Greystone Board”).  In this regard, the New Managers will act in the capacity as directors of the Partnership.  The respective terms of the New Managers in their capacities as directors of the Partnership became effective on the Closing Date.

Effective as of the Closing Date, the Greystone Board appointed Messrs. Griffith, Lilly, and Mando to serve on the Audit Committee of the Greystone Board, which, in such capacity, also will act as the Audit Committee of the Partnership.  Mr. Lilly will serve as the Chairman of the Audit Committee.  The Greystone Board has affirmatively determined that each member of the Audit Committee meets the independence and experience standards established by the NASDAQ listing rules and the rules of the SEC.  The Greystone Board also has reviewed the education and experience of all members of the Audit Committee and affirmatively determined that each of Mr. Lilly and Mr. Mando is an “audit committee financial expert,” as determined by the rules of the SEC.

Except as otherwise set forth in this Item 5.02 of this Current Report on Form 8-K, there is no arrangement or understanding between any of the New Managers and any other persons or entities pursuant to which any of the New Managers were appointed to the Greystone Board.  In addition, except as otherwise set forth in this Item 5.02 of this Current Report on Form 8-K, there are no transactions between the Partnership and any New Manager that require disclosure under Item 404(a) of Regulation S-K.

Biographical information for each of the New Managers is set forth below.

Jeffrey M. Baevsky, 59, is an Executive Managing Director of Corporate Finance and Capital Markets at Greystone & Co.  Mr. Baevsky is responsible for the firm’s banking relationships, credit lines, financing Greystone development projects, and new product development, as well as overseeing all of Greystone’s capital markets activities.  Since joining Greystone in 2014, Mr. Baevsky has led the closing of Greystone’s inaugural debt fund, as well as three CLO offerings, one of which was the first in the market comprised solely of healthcare assets.  Prior to joining Greystone, Mr. Baevsky served as Head of Capital Markets at Gramercy Capital Corp. handling project debt and secondary loan trading activities.  Over his career, he has advised on mortgage-based credit facilities, mezzanine finance, off-balance sheet acquisition and asset development programs, and both public and private debt and equity capital placements as a Managing Director at Deutsche Bank and Wachovia.  Mr. Baevsky received an M.B.A. in finance and real estate from the MIT Sloan School of Management and a Bachelor of Science and Engineering degree from the University of Pennsylvania.

Drew C. Fletcher, 40, is the President of Greystone Capital Advisors LLC where he has been employed since 2013.  Mr. Fletcher brings over 20 years of commercial real estate experience arranging creative debt and equity solutions for institutional and private commercial property owners and developers, and providing strategic advisory services for institutions, investors and borrowers.  He has directly originated and executed on more than $10 billion of financing transactions.  From 1999 to 2012 he was employed by Edison Properties LLC, one of the largest private real estate owners in New York City, with a $5 billion diversified portfolio of self-storage, office, multifamily and substantial land holdings throughout the New York Metropolitan region, where he ultimately served as Chief Financial Officer.  Mr. Fletcher received his Bachelor of Arts degree in Economics and Communications from Wake Forest University; his Masters of Business Administration in Finance from New York University; and his Master of Accountancy in Taxation from Rutgers University.

Walter K. Griffith, 69, is of counsel to Norris George & Ostrow PLLC since October 2017, a law firm that specializes in providing finance solutions to affordable housing and community development.  Prior to that he was an affordable housing consultant since retiring from the Federal Home Loan Mortgage Corporation (Freddie Mac) in February 2015.  From 2003 to February 2015, he served as director (2003-2007) and vice president (2007-2015) in its Multifamily Division in charge of mortgage and investment products for affordable properties with federal, state or local financial support.  During the period that he was vice president, annual Freddie Mac affordable housing investments approximated $3 to $4 billion, working with 10 to 15 affordable mortgage lenders and investors and supervising eight production staff as well as working with 15 underwriting staff.  From 1974 to 2003, he practiced law, including with Kutak Rock LLP and its predecessor firms, from 1976 until 1999, where he served in numerous management roles, and with Ballard Spahr LLP from 1999 to 2003.  Mr. Griffith currently serves on the Board of Directors of Enterprise Community Investors, Inc., a national nonprofit that seeks to end housing insecurity through investments in equity and debt as well as supporting local nonprofits serving affordable housing residents and communities.  He also serves on the Board of Housing Up, formerly Transitional Housing Corporation (chair 2015-2017), a Washington DC-based non-profit that provides housing and supportive services to homeless and at-risk families.  He also serves on the board of Community Preservation Development Corporation, a Washington DC-based nonprofit that develops and owns affordable multifamily properties and workforce housing in the Washington DC region from Baltimore, MD to Richmond, VA and Newport News, VA.

Steven C. Lilly, 50, served as the Chief Financial Officer, Secretary and member of the Board of Directors of Triangle Capital Corporation from 2006 to the sale of Triangle Capital Corporation in August 2018.  Prior to its sale, Triangle Capital Corporation was a NYSE-listed specialty finance company that provided customized financing primarily to lower middle market companies located in the United States and is now known as Barings BDC, Inc.  Mr. Lilly was also the Chief Compliance Officer of Triangle Capital Corporation from 2007 to August 2018, and a member of its investment committee.  Mr. Lilly is a graduate of Davidson College and has completed an executive-sponsored education program at the University of North Carolina’s Kenan-Flagler Business School.

William P. Mando, Jr., 71, was the Chief Financial Officer for Greystone Healthcare Management from October 2001 until his retirement in 2013.  Mr. Mando has a B.S. degree in Accounting from the University of Kentucky.  After graduation, Mr. Mando worked in various accounting positions in the defense, construction, and manufacturing industries.  In 1988, Mr. Mando entered the healthcare industry working for Arbor Healthcare as a Center Controller and moving up to Regional Controller.  Upon the sale of Arbor Healthcare to Extendicare, Mr. Mando became the Controller for their consolidated Florida facilities.  After leaving Extendicare, Mr. Mando took up the position of Area Controller with Mariner Post-Acute Network in the Rocky Mountains Region which consisted of 50 nursing centers in four states.  In 2001, Mr. Mando joined Greystone to help establish its management company for 11 skilled nursing centers that Greystone purchased in Florida.  Greystone Healthcare Management expanded to manage 25 buildings before Mr. Mando’s retirement in 2013.

Curtis A. Pollock, 56, is the Chief Operating Officer of Greystone & Co. and its affiliates, where he has been employed since 2006.  As Chief Operating Officer, Mr. Pollock is responsible for managing business operations and new business development for the various Greystone companies.  He is also responsible for Greystone’s strategic planning and management of lending and general banking relationships; maintenance of quality control in accounting practices; corporate compliance; portfolio and risk management; and human resources, benefits and insurance.  From 1993 to 2005, Mr. Pollock served as the Chief Financial Officer of Greystone & Co. and its affiliates, with responsibility for financial reporting, business tax matters, and maintenance of quality control of accounting practices.  He was also responsible for portfolio management and lending activities.  Mr. Pollock received his Bachelor of Business Administration degree in accounting from Georgia State University and also attended a Masters of Taxation program at Georgia State University.

Stephen Rosenberg, 64, founded Greystone & Co. in 1998 as an independent investment banking firm and has developed Greystone into a diversified corporation with offices in 24 states and 6,700 employees that owns or manages over $26 billion in assets.  Mr. Rosenberg currently serves as Chief Executive Officer of Greystone, responsible for executive oversight, coordination and management of Greystone matters, as well as the identification and execution of real estate and healthcare-related merchant banking and development opportunities.  Mr. Rosenberg received his Bachelor of Business Administration degree from Touro College in New York and a Masters of Business Administration degree from the Wharton School of the University of Pennsylvania, as well as a Doctor of Dental Medicine degree from the University of Pennsylvania School of Dental Medicine.  Mr. Rosenberg currently serves on the Board of Trustees of the Touro College and University System.

Executive Officer Appointment

Effective as of the Closing Date, the Greystone Board appointed Kenneth C. Rogozinski as the Chief Investment Officer of the Partnership.  Biographical information for Mr. Rogozinski is set forth below.

Kenneth C. Rogozinski, 57, is the Chief Investment Officer of the Partnership.  In addition, Mr. Rogozinski is currently the Executive Managing Director of Greystone Capital Advisors LLC, a position he has held since October 2017.  In his role as Executive Managing Director, Mr. Rogozinski oversees Greystone Capital Advisor’s originations, structured debt products and complex, specialized financing solutions for real estate owners and developers seeking debt and equity for construction and portfolio refinancing of multifamily and mixed-use assets.  Prior to his service at Greystone, from February 2009 to September 2017, Mr. Rogozinski was the Co-Chief Executive Officer and Chief Credit Officer of Dreadnought Capital Management Corporation, an SEC registered investment advisor, which he co-founded in 2009.  There, he focused on direct lending and debt investing in public-private housing and project finance, overseeing more than $1.1 billion in deployed capital.  Mr. Rogozinski received a Bachelor of Science degree in finance from Fordham University and a Masters of Business Administration degree from the Wharton School of the University of Pennsylvania.  Mr. Rogozinski is a board member of the Foundation for Affordable Rental Housing.

There is no arrangement or understanding between Mr. Rogozinski and any other persons or entities pursuant to which Mr. Rogozinski was appointed as an executive officer of the Partnership.  There is no family relationship between Mr. Rogozinski and any member of the Greystone Board or executive officer of the Partnership, and, other than as disclosed above, there are no transactions between the Partnership and Mr. Rogozinski that require disclosure under Item 404(a) of Regulation S-K.

As previously disclosed, Chad L. Daffer, the Chief Executive Officer of the Partnership, and Craig S. Allen, the Chief Financial Officer of the Partnership, will continue in their positions as executive officers of the Partnership after the Closing Date.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 10, 2019, the General Partner, on behalf of the Partnership, adopted and entered into the Fourth Amendment (the “Fourth Amendment”) to the First Amended and Restated Agreement of Limited Partnership of America First Multifamily Investors, L.P. dated as of September 15, 2015 (the “Limited Partnership Agreement”) to reflect the transfer of the position of America First Fiduciary Corporation Number Five, a Nebraska corporation, as the Partnership’s Initial Limited Partner (as defined in the Limited Partnership Agreement) to Greystone ILP, Inc., a Delaware corporation (“Greystone ILP”), which is an affiliate of Greystone.  Under the Purchase Agreement, Burlington was required to take all reasonable action to assign and transfer, in accordance with the terms of the Limited Partnership Agreement, the partnership interest in the Partnership of the Initial Limited Partner to a person designated and consented to by Greystone, such that the Greystone designee will act as the Initial Limited Partner from and after the Closing Date.  The Fourth Amendment reflects the assignment and transfer of the Initial Limited Partner’s limited partnership interest in the Partnership to Greystone ILP as the successor Initial Limited Partner.  From and after the Closing Date, Greystone ILP shall act as, and perform all of the duties and responsibilities of, the Initial Limited Partner pursuant to the terms of the Limited Partnership Agreement.  The Fourth Amendment does not require the approval of the holders of the Partnership’s beneficial unit certificates, the outstanding preferred units or any other limited partner interest.

The description of the Fourth Amendment contained in this Item 5.03 is a summary and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing Date of the Transaction, the Greystone Board adopted a new Code of Business Conduct and Ethics that applies to all of the Partnership’s officers and employees, as well as the members of the Greystone Board and all officers and employees of the General Partner and Greystone Manager who perform duties on behalf of the Partnership.  A copy of such Code of Business Conduct and Ethics is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference herein.  The Code of Business Conduct and Ethics is also available free of charge on the Partnership’s website at www.ataxfund.com.

Item 7.01  Regulation FD Disclosure.

In connection with the closing of the Transaction discussed in the Introductory Note above, Burlington and Greystone issued a joint press release.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Current Report on Form 8-K as Exhibit 99.2 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

On September 10, 2019, the Burlington Board approved an amendment to the America First Multifamily Investors, L.P. 2015 Equity Incentive Plan (the “Plan”) to permit Greystone AF Manager LLC, from and after the Closing Date, to administer the Plan and exercise the rights and authorities formerly exercised by Burlington under the Plan.  The amendment to the Plan does not require the approval of the holders of the Partnership’s beneficial unit certificates, the outstanding preferred units or any other limited partner interest.  The foregoing description of the amendment to the Plan is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases.  Similarly, statements that describe objectives, plans, or goals also are forward-looking statements.  Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership.  The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements.  Risks and uncertainties include, but are not limited to: general economic conditions; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; defaults on the mortgage loans securing the Partnership’s mortgage revenue bonds; the competitive environment in which the Partnership operates; risks associated with investing in multifamily and student residential properties and commercial properties; changes in interest rates; the Partnership’s ability to use borrowings or obtain capital to finance its assets; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; changes in the United States Department of Housing and Urban Development’s Capital Fund Program; geographic concentration within the mortgage revenue bond portfolio held by the Partnership; appropriations risk related to the funding of federal housing programs; changes in the Internal Revenue Code and other government regulations affecting the Partnership’s business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K).  Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements.  You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document.  We anticipate that subsequent events and developments will cause our expectations and beliefs to change.  The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Fourth Amendment to First Amended and Restated Agreement of Limited Partnership of America First Multifamily Investors, L.P. dated September 10, 2019.
10.1*

Partnership Interest Purchase Agreement between Burlington Capital LLC, Burlington Capital Structured Finance, LLC, Greystone AF Manager LLC, and Greystone AF Holdings LLC, dated August 29, 2019 (incorporated herein by reference to Exhibit 10.1 to Form 8-K filed by the Partnership on August 30, 2019).

14.1	America First Multifamily Investors, L.P. Code of Business Conduct and Ethics, effective as of September 10, 2019.
99.1	Amendment No. 1 to the America First Multifamily Investors, L.P. 2015 Equity Incentive Plan.
99.2	Joint Press Release dated September 11, 2019.

* The Partnership has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(a)(5) of Regulation S-K.  The Partnership will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

Dated: September 11, 2019	By:	/s/ Craig S. Allen
Printed: Craig S. Allen
Title: Chief Financial Officer